UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 10, 2008
Williams Pipeline Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	01-33917	26-0834035

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma	74172-0172

(Address of principal executive offices)	(Zip Code)
(918) 573-2000

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
     Form of Restricted Unit Grant Agreement. On March 10, 2008, the board of directors of Williams Pipeline GP LLC adopted a form of grant agreement for restricted units (the “Grant Agreement”).
     A copy of the form of Grant Agreement is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Form of Restricted Unit Grant Agreement for Non-Employee Directors

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2008
WILLIAMS PIPELINE PARTNERS L.P.
	By:	Williams Pipeline GP LLC, its General Partner

By:	/s/ Brian K. Shore
Brian K. Shore,
Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Form of grant agreement for restricted units